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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                AMENDMENT NO.1 TO
                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):FEBRUARY 4, 1999


                             MYERS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           OHIO                      001-08524                 34-0778636
(State or other jurisdiction of     (Commission              (IRS employer
incorporation or organization)      file number)          identification number)

1293 S. MAIN STREET                AKRON, OHIO 44301          (330) 253-5592
(Address of Principal Executive Offices) (Zip Code)         (Telephone Number)







                               Correspondence to:

                                 KEVIN C. O'NEIL
                                 BROUSE MCDOWELL
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207
                                koneil@brouse.com









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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        ACQUISITION OF THE MATERIAL HANDLING DIVISION OF SOMMER ALLIBERT S.A.

        On December 3, 1998, Sommer Allibert S.A. ("Sommer Allibert"), a French corporation, and Myers Industries, Inc., an Ohio corporation ("Myers" or the "Company"), entered into an agreement whereby Myers agreed to acquire the plastic material handling of division of Sommer Allibert, with facilities throughout Europe and in North America. The acquisition included all of the interests in Allibert-Contico, LLC, a Missouri limited liability company with facilities primarily in Springfield, Missouri, part of which are being acquired pursuant to an agreement with Contico International, Inc. On February 4, 1998, Myers closed the transactions, following the expiration of the necessary waiting period for regulatory approval and the satisfaction of other conditions of closing.

        The combined purchase price was approximately $200.0 million including assumed debt. The acquisition is not expected to have a material effect on Myers' 1999 earnings, and is expected to be accretive thereafter. The acquisition was financed through a new $250.0 million multi-currency credit facility.

        On December 3, 1998, and February 3 and 4, 1999, Myers issued press releases announcing the acquisition and the closing, copies of which are included as Exhibits 99(a) through 99(c) hereto and incorporated by reference herein.

        The preceding description of the agreements are qualified in their entirety by reference to the copies of the agreements included as Exhibits 10(a) through 10(e) hereto, and which are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Business Acquired

        The audited financial statements for the fiscal year ended December 31, 1998 required by Item 7 are not available at the time of this filing. The combined statements of assets and liabilities at December 31, 1998, and the combined statements of revenues and expenses and cash flows for the year ended December 31, 1998 will be provided by amendment to this filing as soon as practicable.

    (b) Pro Forma Financial Information

        As of the date of this filing, the audited financial statements for the fiscal year ended December 31, 1998 required by Item 7 are not yet available and, in addition, the ultimate purchase price has not yet been determined. As a result the pro forma combined financial statements required by this Item are not included in this filing. As soon as the audited financial statements are available and the final purchase price is established, the pro forma combined financial statements will be provided by amendment to this filing.


    (c) Exhibits

          10(a) Protocol between Myers Industries, Inc. and Allibert Holding,
                SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation) (Incorporated by reference from Exhibit 10(a) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(b) Warranty Agreement between Myers Industries, Inc. and Allibert
                Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA, (English Translation)(Incorporated by reference from Exhibit 10(b) to the Registrants Form 8-K filed with the Commission on December 17, 1999)



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          10(c) Option Agreement between Myers Industries, Inc. and Allibert
                Equipement US, Inc.(Incorporated by reference from Exhibit 10(c) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(d) Sale Agreement between Myers Industries, Inc. and Contico
                International, Inc.(Incorporated by reference from Exhibit 10(d) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(e) Amendment No.1 to Sale Agreement between Myers Industries, Inc.
                and Contico International, Inc. (Incorporated by reference from Exhibit 10(e) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          99(a) Text of Press Release dated December 3, 1998 issued by Myers
                Industries, Inc. (Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          99(b) Text of Press Release dated February 4, 1999 issued by Myers
                Industries, Inc. (Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on February 19, 1999)

          99(c) Text of Press Release dated February 3, 1999 issued by Myers
                Industries, Inc. (Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on February 19, 1999)


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MYERS INDUSTRIES, INC.


Dated: April 19, 1999              By: /s/ Gregory J. Stodnick

                                   Gregory J. Stodnick, Vice President - Finance




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                             MYERS INDUSTRIES, INC.
                           CURRENT REPORT ON FORM 8-K


                                INDEX OF EXHIBITS


                  EXHIBIT


          10(a) Protocol between Myers Industries, Inc. and Allibert Holding,
                SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation) (Incorporated by reference from Exhibit 10(a) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(b) Warranty Agreement between Myers Industries, Inc. and Allibert
                Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation)(Incorporated by reference from Exhibit 10(b) to the Registrants Form 8-K filed with the Commission on December 17,
                1999)

          10(c) Option Agreement between Myers Industries, Inc. and Allibert
                Equipement US, Inc.(Incorporated by reference from Exhibit 10(c) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(d) Sale Agreement between Myers Industries, Inc. and Contico
                International, Inc.(Incorporated by reference from Exhibit 10(d) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          10(e) Amendment No.1 to Sale Agreement between Myers Industries,
                Inc. and Contico International, Inc. (Incorporated by reference from Exhibit 10(e) to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          99(a) Text of Press Release dated December 3, 1998 issued by Myers
                Industries, Inc.(Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on December 17, 1999)

          99(b) Text of Press Release dated February 4, 1999 issued by Myers
                Industries, Inc. (Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on February 19, 1999)

          99(c) Text of Press Release dated February 3, 1999 issued by Myers
                Industries, Inc. (Incorporated by reference from Exhibit 99 to the Registrants Form 8-K filed with the Commission on February 19, 1999)